UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 9, 2014

Date of Report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-07882	94-1692300
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One AMD Place

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 749-4000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 9, 2014, the Board of Directors of Advanced Micro Devices, Inc. (the “Company”) approved the appointment of Dr. Lisa T. Su as the Company’s Senior Vice President and Chief Operating Officer, effective July 1, 2014. Dr. Su joined the Company in 2012 and currently serves as Senior Vice President and General Manager, Global Business Units.

Also, on the same day, the Board of Directors of the Company approved the appointment of Mr. John Byrne, as the Company’s Senior Vice President and General Manager, Computing and Graphics Business Group, effective July 1, 2014. Mr. Byrne joined the Company in 2007 and currently serves as Senior Vice President and Chief Sales Officer.

Biographical information for Dr. Su and Mr. Byrne is included in the Company’s Proxy Statement for its 2014 Annual Meeting of Stockholders, which was filed with the U.S. Securities and Exchange Commission on March 25, 2014, and is incorporated by reference herein. A copy of the press release announcing Dr. Su’s and Mr. Byrne’s appointments is attached as Exhibit 99.1 hereto.

On June 9, 2014, the Compensation Committee of the Board of Directors of the Company approved base salary increases for Mr. Devinder Kumar, the Company’s Senior Vice President and Chief Financial Officer, Mr. John Byrne, and Dr. Lisa T. Su. Messrs. Kumar and Byrne and Dr. Su are each a named executive officer. These base salary increases will be effective July 1, 2014. The current base salaries of Messrs. Kumar and Byrne and Dr. Su, and the base salaries to be received by Messrs. Kumar and Byrne and Dr. Su beginning July 1, 2014, are set forth opposite their names in the table below.

Name	Current Base Salary	Base Salary as of July 1, 2014
Devinder Kumar	$500,000	$530,000
John Byrne	$455,000	$550,000
Lisa T. Su	$575,000	$650,000

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated June 12, 2014 regarding the appointment of Dr. Su as the Company’s Senior Vice President and Chief Operating Officer and Mr. Byrne as the Company’s Senior Vice President and General Manager, Computing and Graphics Business Group.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2014	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Harry A. Wolin
	Name:	Harry A. Wolin
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 12, 2014 regarding the appointment of Dr. Su as the Company’s Senior Vice President and Chief Operating Officer and Mr. Byrne as the Company’s Senior Vice President and General Manager, Computing and Graphics Business Group.